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                                                                       Exhibit C

                             JOINT FILING AGREEMENT

                  Pursuant to Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, the undersigned hereby agree to the joint filing of this Statement on Schedule 13D including any amendments thereto.

                  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

Dated:  November 12, 1996

                                            FURMAN SELZ SBIC, L.P.

                                            By: Steven D. Blecher
                                            Name:  Steven D. Blecher
                                            Title:  Vice President, Secretary
                                                     and Treasurer of the
                                                     General Partner


                                            FURMAN SELZ SBIC INVESTMENTS LLC

                                            By: Steven D. Blecher
                                            Name:  Steven D. Blecher
                                            Title:  Vice President, Secretary
                                                     and Treasurer


                                            FURMAN SELZ INVESTMENTS LLC

                                            By: Steven D. Blecher
                                            Name:  Steven D. Blecher
                                            Title:  Vice President, Secretary
                                                     and Treasurer


                                            FURMAN SELZ HOLDINGS LLC

                                            By: Steven D. Blecher
                                            Name:  Steven D. Blecher
                                            Title:  Executive Vice President,
                                                     Secretary and Treasurer